SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Mar-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On March 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Mar-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Mar-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        March 15, 2002

DISTRIBUTION SUMMARY

 		Orig
 Class    Face Value      Beg 		Prin		Rate     	Int
A-1       235258000.00    230376811.67   7976524.11   2.26750%   406295.10
A-2       543742000.00    541953734.20   4571351.08   2.22750%   938934.84
A-IO      233000000.00    233000000.00         0.00   6.50000%  1262083.33
M-1        66500000.00     66500000.00         0.00   2.94750%   152451.25
M-2        54625000.00     54625000.00         0.00   3.49750%   148595.17
B          49875000.00     49875000.00         0.00   4.49750%   174465.52
P               100.00          100.00         0.00               56055.12
X                 0.00            0.00         0.00   0.00000%        0.00
R                 0.00            0.00         0.00   0.00000%        0.00
BIO        31500000.00     31500000.00         0.00   6.00000%   157500.00
Total     950000000.00    943330545.87  12547875.19             3138880.33

Class		Loss	   Int Shortfall	    End
A-1           N/A       0.00 		222400287.56
A-2           N/A       0.00 		537382383.12
A-IO          N/A       0.00 		233000000.00
M-1          0.00       0.00  	 66500000.00
M-2          0.00       0.00 		 54625000.00
  B          0.00       0.00 		 49875000.00
  P          0.00                         100.00
  X          0.00       0.00   	  3304635.74
  R          0.00       0.00
BIO          0.00       0.00  	 31500000.00

AMOUNTS PER $1,000 UNIT
Class   Cusip  		Prin		    Int		Loss		End
A-1     04541GCD2      33.90543195   1.72701927   0.00000000    945.34633279
A-2     04541GCE0       8.40720614   1.72680212   0.00000000    988.30398079
A-IO    04541GCF7       0.00000000   5.41666665   0.00000000   1000.00000000
M-1     04541GCG5       0.00000000   2.29250000   0.00000000   1000.00000000
M-2     04541GCH3       0.00000000   2.72027771   0.00000000   1000.00000000
B       04541GCJ9       0.00000000   3.49805554   0.00000000   1000.00000000
P       04541GCL4       0.00000000  560551.2000   0.00000000   1000.00000000
X       04541GCK6       0.00000000   0.00000000   0.00000000      0.00000000
R       04541GCM2       0.00000000   0.00000000   0.00000000      0.00000000
BIO     04541GCN0       0.00000000   5.00000000   0.00000000   1000.00000000

Prin Dist:
Beg Bal                                                942,398,640.11
     Sched Prin                                            599,068.83
     Prep                                                7,618,060.27
    Curt                                                    94,104.59
     Net Liq Proceeds                                            0.00
     Loan Purchase Prices                                        0.00
     Tot Prin Remit                                      8,311,233.69
     Pre-Funding Amt Distrib as Prin                       930,951.16
     Total Prin Distrib                                  9,242,184.85
     Net Real Losses                                             0.00

End Bal                                                934,087,406.42
End Overcoll Amt                                         3,304,635.74

Num of Liq Loans                                                 0.00

Int Distrib:
Sched Int-Curr Per-Net of Serv                           6,750,658.87
Capitalized Int Acct W/D                                         0.00
Less Relief Act Shortfall                                        0.00
                                                         6,750,658.87


Servicing Fee                                              392,666.87

Advances                                                   833,309.23

Agg P&I  Advances                                          989,650.59

Mortg Loans Outstanding             Count                        6748
                                    Balance            934,087,406.42



Bal of Subsequent loans                                151,091,098.84

Remaining Amt in Pre Funding Acct                                   0

WAM                                                               348
WAC                                                          9.09593%




Delinq Information      Fairbanks                   Long Beach
                  Count          Balance       Count        Balance
30-59               74         11,635,720.28           44    3,590,939.41
60-89                4            400,745.54            4      433,629.81
90+                  0                  0.00            1       60,638.20
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosures
Count          Balance
Fairbank             2       238,948.36
Long Beach          29     2,577,263.14

Bankruptcies
                  Count          Balance
Fairbank            5           345,744
Long Beach         21         1,702,755

REOs
Count          Balance
Fairbank             0                0
Long Beach           0                0

Interest Shortfall			     	Prep	      Relief Act
 		     Total	   Losses	 Int Shortfall  Int Shortfall
A-1              0.00       0.00         0.00         0.00
A-2              0.00       0.00         0.00         0.00
A-IO             0.00       0.00         0.00         0.00
M-1              0.00       0.00         0.00         0.00
M-2              0.00       0.00         0.00         0.00
B                0.00       0.00         0.00         0.00
X                0.00       0.00         0.00         0.00
BIO              0.00       0.00         0.00         0.00

Amt of Prep Prem                                        56,055.12

RealLosses incurred during the related Prep                  0.00

Bankruptcy Losses                                            0.00

Cum Net Real Losses since Startup Day                        0.00

Agg Amt of Prep Int Shortfalls                               0.00

Agg Amt of Relief Act Int Shortfalls                         0.00

Req Overcoll Amt                                    14,250,002.00

Credit Enhancement %                                   18.660420%

Overcoll Inc Amt                                     3,305,690.34

Overcoll Red Amt                                             0.00

Pmt from Yield Maint Agreement                               0.00

Amt on Deposit in Pre-Funding acct                           0.00

Net Monthly Excess Cash Flow                         3,305,690.34

Extra Ordinary Trust Fund Exp                                0.00

Trigger Event Occurrence                                       NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA